Securities, 424I - Securities, 424I: 1	Mar. 24, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of beneficial interest
Aggregate Sales Price	$ 120,037,695.00
Aggregate Redeemed or Repurchased, FY	0.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 120,037,695.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 16,577.21